

FREEPORT-McMoRAN COPPER & GOLD INC.

3rd Quarter 2005 Earnings Conference Call

J. R. Moffett
Chairman of the Board

R. C. Adkerson
President and Chief Executive Officer

K. L. Quirk
Senior Vice President, Chief Financial Officer and Treasurer

M. J. Johnson
Senior Vice President and Chief Operating Officer

www.fcx.com

FCX
LISTED
NYSE

October 18, 2005

Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected treatment charge rates, projected exploration costs, projected operating cash flows, projected capital expenditures, the impact of copper and gold price changes, and the impact of changes in deferred intercompany profits on earnings. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. The declaration and payment of dividends is at the discretion of the Company's Board of Directors and will depend on the Company's cash flows and financial position, copper and gold prices and general economic and market conditions. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. This presentation includes forward looking statements regarding geologic resources not included in reserves. The geologic resources described in this press release will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated geologic resources not included in reserves will become proven and probable reserves. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, Indonesian political risks, weather-related risks, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and cathode cash unit costs per pound of copper. As required by Securities and Exchange Commission Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are provided in our press release distributed October 18, 2005.

3Q 2005 Highlights

Making the Grade

- **3Q05 Sales Stats – PT-FI Share**

	Volumes	Realization
Copper	346 mm lbs	$1.73
Gold	475,000 ozs.	$446

- **Operating Cash Flows of $263 Million in 3Q05, $883 Million Year-to-Date**
- **Over $950 Million in Year-to-date Financial Transactions**
  - **$566 Million in Debt Reductions**
  - **$313 Million in Common Stock Dividends, $1.75 per Share**
  - **$80 Million in FCX Stock Purchases**
- **3Q05 Debt Reductions Totaled $396 Million**
  - **Annual Interest Savings From 3Q05 Unscheduled Debt Reductions Result in After Tax Benefit of $30 Million to Net Income**
- **At September 30, 2005 Total Debt of $1.39 Billion, $1.0 Billion Net of $393 Million in Cash**

2005 Debt Reductions

Making the Grade

3Q05 Transactions

- Purchased $150 Million of $500 Million 10⅛% Senior Notes Due 2010 for $166 Million, Including Interest
- Induced Conversion on $188 Million of $575 Million 7% Convertible Senior Notes Due 2011
  - Bonds Converted Into 6.1 Million Shares (Reflecting $30.87 Conversion Price)
  - Required $19.2 Million One-Time Cash Payment
- Transactions to Result in $30 Million of Annual Interest Savings
- Earnings Impact $30 Million, $0.14 Per Share

4Q05 Transactions

- Induced Conversion on $21 Million of $575 Million 7% Convertible Senior Notes Due 2011
  - Cash of $2 Million and 680,000 Shares; Earnings Impact $2 Million

30% of 10⅛% Notes and 36% of 7% Convertible Notes Have Been Repaid.
Common Shares Outstanding Approximate 185 Million After Conversions.

Significant Debt Reduction

Making the Grade

($ in billions)



FCX Ending Net Debt (1)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.9
3.75x EBITDA
Over 65% Decrease
$1.0
2.0x EBITDA
7% Conv. Notes
Convert Price: $30.87 per share
2000
3Q05

(1) Debt and commodity preferreds net of cash and restricted investments. Includes $253 million of debt guaranteed in 2000 which was subsequently assumed and repaid.

FCX Debt Maturities

Making the Grade

($ in millions)



$1,000
$800
$600
$400
$200
$0
September 30, 2005
Total Debt $1, 386
Less Cash ($393)
Total After Cash $ 993
$6
$248
FCX PRC(1)
$14
$14
$14
$360
10⅛% Senior Notes
$390
7% Conv. Notes
Convert price: $30.87 per share
$340
6⅞% Senior Notes
2005
2006
2007
2008
2009
2010
2011
Thereafter
Equipment Loans
Atlantic Copper
Senior Notes
Convertible Notes
Commodity Preferred

(1) Commodity preferred maturity is based on book value of $167 million; at gold price of $465, redemption would approximate $200 million.

Full Year Outlook

Making the Grade

- **PT-FI Copper and Gold Sales Expected to Total 1.47 Billion lbs. and 2.8 Million ozs.**

	1Q – 3Q05	4Q05e	2005e
Copper (MM lbs)	988	480	1,468
Gold (MM ozs)	1.7	1.1	2.8
Net Cash Costs (Credits) (per lb)	20¢	(19¢)(1)	7¢(1)

- **4Q05 Copper & Gold Sales Expected to be Significantly Higher Than 3Q05**
  - **Achievement of This Record Level Requires Strong Performance Throughout the Operation**
- **If Projected Sales Achieved, At Prices of $1.75 Copper and $465 Gold in Fourth Quarter, Annual Operating Cash Flows Expected to Approximate $1.4 Billion(2)**
  - **Operating Cash Flows of Approximately $500 Million in Fourth Quarter**
  - **Approximately $350 Million Net of Capital Expenditures, Scheduled Debt Payments and Regular Dividends in Fourth Quarter**

(1) *Based on copper price of $1.75 per pound and gold price of $465 per ounce and current projected sales volumes for the fourth quarter of 2005. Unit net cash costs for 2005 would change by approximately 2¢ per pound for each $25 per ounce change in the average price of gold in the fourth quarter.*

(2) *Each 10¢ change in copper price in the fourth quarter would impact this estimate by approximately $24 MM, and each $25/oz change in gold price in the fourth quarter would have an approximate $14 MM impact.*

e = estimate. Amounts are projections; see cautionary statement.

Positive Markets

Making the Grade



LME Copper Price
LME & COMEX Exchange Stocks*
000's Metric Tons
Cents Per Pound
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
200
180
160
140
120
100
80
60
40
20
0
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.



London Gold Price
$ per oz.
ECB Announcement
Producer Hedging Announcements
Sept. 11 Attacks on U.S.
Prior to Iraqi Conflict
500
450
400
350
300
250
Dec-98
Jun-99
Dec-99
Jun-00
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05

Grasberg Open Pit
October 2005

Making the Grade



8N
6N
6S
8S
6E
7S
N

Pushback 6S, our high grade pushback, will continue to be the major metal contributor in 4Q05



Pushback 6S

As a result of on-going initiatives, mining rates have steadily climbed, averaging 727,000 t/d in 3Q.

Set-ups in Pushback 6 South

Grasberg Open Pit


Tighter Set-ups
July 2005

Larger mining area allows for better productivities in 4Q


Traditional Set-ups
October 2005

Segmented mine area impacted productivities in 3Q

Activities completed in 3Q enable large-scale production of high-grade ore during 4Q

Mining Sequence in 2005
Copper Equivalent Cross Section

Making the Grade



A
B
6S is the Primary Ore Pushback in 2005
8S
7S
6N
Year-end 2004
2005
6S
Grasberg Plan View
A
B
N
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 4Q05
Copper Equivalent Cross Section

Making the Grade

- *Pushback 6S provides about 60% of the ore tonnes with Pushback 6N providing the balance.*
- *Ore from Pushback 6S contains about 85% of the Cu & over 95% of the Au from the Grasberg pit in 2005.*



A
B
8N
End 3Q05
6S
6N
4Q05
Grasberg Plan View
A
B
N
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2006

Copper Equivalent Cross Section

Making the Grade



A
B
6N is the Primary Ore Pushback in 2006
8S
7S
Year-end 2005
6N
8N
2006
Grasberg Plan View
A
B
N
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2007
Copper Equivalent Cross Section

Making the Grade



A
B
7S is the Primary Ore Pushback in 2007
8S
7S
6N
Year-end 2006
2007
Grasberg Plan View
A
B
N
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2008
Copper Equivalent Cross Section

Making the Grade



A
B
7S is the Primary Ore Pushback in 2008
8N
8S
Year-end 2007
7S
2008
Grasberg Plan View
A
B
N
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 2009
Copper Equivalent Cross Section

Making the Grade



A
B
8S is the Primary Ore Pushback in 2009
9
8N
8S
Year-end 2008
2009
Grasberg Plan View
A
B
N
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

PT-FI Mine Plan
PT-FI's Share of Metal Sales, 2004-2009e

Making the Grade

2005e – 2009e PT-FI Share
Total: 6.8 billion lbs
Annual Average: 1.35 billion lbs

2005e – 2009e PT-FI Share
Total: 10.9 million ozs
Annual Average: 2.2 million ozs



Copper, billion lbs
Gold, million ozs
1.0
1.4
1.47
2.8
1.4
1.9
1.1
1.8
1.5
2.5
1.3
1.9
2004
2005e
2006e
2007e
2008e
2009e

e = estimate. Amounts are projections; see cautionary statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors. Five-year plan under review in 4Q05. Will report updated plan in 1Q06 earnings release.

FCX Capital Expenditures*

Making the Grade


($ in millions)
2005 – 2009 Annual Average ~$185 Million
AC & Other
PT-FI
Big Gossan
$141
$119
$180
$160
$200
$185
$50
$200
$185
$70
$175
$165
$45
$170
$160
$30
2004
2005e
2006e
2007e
2008e
2009e

e = estimate. Amounts are projections; see cautionary statement.

* *Includes approximately $195 million for PT-FI's share of capital expenditures for Big Gossan and $37 million for PT-FI to increase DOZ output to 50,000 metric t/d on sustained basis and $170 million for Common Infrastructure and other underground development activities.*

Common Infrastructure
Access to Underground Reserves

Making the Grade

Cross-Over #1
3Q05



During 3Q05, the first cross-over was completed, a tunnel which will allow rapid switching of rail traffic between the two tunnels in the Common Infrastructure. Rail is scheduled for installation in 2008.


Grasberg UG
Grasberg Pit
2Q 2007
Complete tunnel to Grasberg BC
Begin mine development & other facilities
Grasberg Block Cave "Spur"
Kucing Liar
Kucing Liar "Spur"
Amole
MLZ
Deep MLZ
ESZ
DOZ
Big Gossan
2H 2006
Lower access to Big Gossan
MLA
Dom BC
Dom Pit
Mill
September 2005
2.2 km in each tunnel completed
Common Infrastructure
COW A Ore Bodies
Plan View
N
2004
Portal construction started (April)
Tunnel development started (July)
Portals (Ridge Camp)

2005 Exploration Program

Making the Grade

- Focused on testing extensions of the MLZ & Deep MLZ to the northwest, expansion of the Deep Grasberg, Kucing Liar and Deep Dom



Deep Grasberg
NW MLZ & Deep MLZ
Deep Dom
N
Block A

- Continue to assess the timing of resuming exploration activities outside of the Grasberg mining district

FCX Operating Cash Flows (2005e and Annual Avg. 2006-2008e) at Varying Copper & Gold Prices

Making the Grade

($ in millions, except copper and gold prices)



Operating Cash Flows
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2005e
'06-'07e Avg.
'06-'07e Avg.
2006-2008e Avg.
$1.75/$465
4Q05e
$1.00
$1.25
$1.50
$1.75
$400
Copper Sensitivities
$350
$400
$450
$500
$1.25
Gold Sensitivities

Payable Sales*		
	Copper	Gold
2005	1.47	2.8
2006	1.4	1.9
2007	1.1	1.8
2008	1.5	2.5

NOTE: 3-year average based on 2006-2008 copper and gold sales averaging 1.3 billion pounds and 2.1 million ounces; 2006 & 2007 Operating Cash Flow expected to be lower than 3-year average and 2008 higher than 3-year average. 2006-2008 Operating Cash Flow estimates assume no changes in working capital.

e = estimate. Amounts are projections; see cautionary statement.

* Billion pounds copper and million ounces gold

Financial Policy

Making the Grade

- **Maintain Strong Balance Sheet and Financial Flexibility**
- **Maintain Regular Quarterly Dividend That Can Be Sustained Within Broad Range of Commodity Prices**
- **In Periods of High Commodity Prices, Supplement Regular Dividend With Special Dividends/Share Purchases**

Historical Shareholder Returns

Making the Grade

- **$1.5 Billion in FCX Open Market Purchases Since 1995 Spin-off**
  - **79.8 Million Shares in Open Market Purchases at an Average Price of $18.66 per Share**

- **$1.9 Billion in Common Stock Dividends Since 1988**
  - **$553 Million Since 2003**

$3.4 Billion in Total

Long Track Record for Returning Cash to Shareholders

NOTE: In addition, FCX acquired 23.9 million shares from Rio Tinto in 1Q04 for $36.85 per share using proceeds from the issuance of convertible perpetual preferred stock

Summary

- Strong Cash Flow Generator
- Long-lived Reserves
- Unhedged Exposure to Copper & Gold Markets
- Improved Balance Sheet/Enhanced Shareholder Returns
- Attractive Valuation